EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence A. Consalvi, Chief Executive Officer of Gateway International Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Amendment No. 2 to Annual Report on Form 10-KSB/A-2 of Gateway International Holdings, Inc., for the fiscal years ended September 30, 2003 and 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in this Amendment No. 2 to Annual Report on Form 10-KSB/A-2 fairly presents, in all material respects, the financial condition and results of operations of Gateway International Holdings, Inc.


By:  /s/ Lawrence A. Consalvi
     -----------------------------
Name:  Lawrence A. Consalvi
Title: President, Chief Executive Officer and Director

Date: June 28, 2005